OPPENHEIMER REAL ESTATE FUND

Supplement dated May 17, 2018 to the

Prospectus dated June 29, 2017

This supplement amends the Prospectus of Oppenheimer Real Estate Fund (the “Fund”), and is in addition to any other supplement(s).

1.	The Fund’s Board of Trustees approved an amendment to the management fee schedule of the Fund’s investment advisory agreement in order to reduce the management fee. As a result, in the section titled “Fees and Expenses of the Fund,” the table titled “Annual Fund Operating Expenses” and the related footnotes are deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses*

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R	Class Y	Class I
Management Fees	0.88%	0.88%	0.88%	0.88%	0.88%	0.88%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None	None
Other Expenses	0.20%	0.21%	0.20%	0.20%	0.20%	0.04%
Total Annual Fund Operating Expenses	1.33%	2.09%	2.08%	1.58%	1.08%	0.92%
*	Expenses have been restated to reflect current fees.

2.	In the section titled “Fees and Expenses of the Fund,” the table that appears in the sub-section titled “Example,” is deleted in its entirety and replaced with the following:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$703	$975	$1,266	$2,094	$703	$975	$1,266	$2,094
Class B	$714	$962	$1,335	$2,067	$214	$662	$1,135	$2,067
Class C	$313	$658	$1,130	$2,435	$213	$658	$1,130	$2,435
Class R	$162	$503	$867	$1,893	$162	$503	$867	$1,893
Class Y	$111	$345	$599	$1,324	$111	$345	$599	$1,324
Class I	$94	$295	$512	$1,136	$94	$295	$512	$1,136

3.	In the section titled “How the Fund is Managed,” the sub-section titled “Advisory Fees” is deleted in its entirety and replaced with the following:

Advisory Fees. Effective May 17, 2018, the Fund will pay the Manager under the investment advisory agreement an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund grows: 0.90% of the first $500 million of average annual net assets of the Fund, 0.87% of the next $500 million, 0.79% of the next $4.0 billion, and 0.75% of average annual net assets over $5.0 billion. Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of the investment advisory services.

Prior to May 17, 2018, the Fund paid the Manager under the investment advisory agreement an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declined on additional assets as the Fund grew: 1.00% of the first $1.0 billion of average annual net assets of the Fund, 0.80% of the next $1.0 billion, and 0.75% of average annual net assets in excess of $2.0 billion. The Fund’s effective advisory fee for its fiscal year ended April 30, 2017, was 0.95% of average annual net assets, before any applicable waivers. In the year prior to May 17, 2018, the Manager had voluntarily waived advisory fees by 0.10%, on an annual basis, on the average daily net assets of the Fund.

The Manager has voluntarily agreed to continue to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates, such as Oppenheimer Institutional Government Money Market Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory arrangements is available in the Fund’s Semi-Annual Report to shareholders for the period ended October 31, 2017.

You should read this supplement in conjunction with the Prospectus and retain it for future reference.

May 17, 2018	PS0590.024